EXHIBIT 23




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                       CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference of our report dated March 7, 2005 in the Registration Statement on Form S-8 (File No. 333-105647) of
Whispering  Oaks   International,   Inc. (d/b/a Biocurex, Inc.).



/s/ "Manning Elliott"

MANNING ELLIOTT
CHARTERED ACCOUNTANTS


Vancouver, Canada
July 8, 2005